                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: May 14, 2003



                               KEY COMPONENTS, LLC
             (Exact name of Registrant as Specified in its Charter)


           Delaware                       333-58675            04-3425424
           --------                       ---------            ----------
 (State or Other Jurisdiction        (Commission File         (IRS Employer
      of Incorporation)                   Number)           Identification No.)

                              200 White Plains Road
                               Tarrytown, NY 10591
                               -------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 332-8088
                                                           --------------


                          KEY COMPONENTS FINANCE CORP.
                          ----------------------------
             (Exact name of Registrant as Specified in its Charter)


         Delaware                       333-58675-01             14-1805946
         --------                       ------------             ----------
(State or Other Jurisdiction         (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)

                              200 White Plains Road
                               Tarrytown, NY 10591
                               -------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (914) 332-8088
                                                           --------------



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired: None

         (b) Pro Forma Financial Information: None

         (c) Exhibits:


         Exhibit No.     Description
         -----------     -----------
           99.1          Press Release dated May 14, 2003, announcing financial
                         results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this Report).

Item 9. Regulation FD Disclosure.

The information under this caption is furnished by Key Components, LLC and Key Components Finance Corp. (the "Company") in accordance with Securities and Exchange Commission Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 14, 2003, the Company issued a press release describing its results of operations for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The Company evaluates its consolidated and segment operating performance and allocates resources among its segments based on profit or loss from operations before interest, taxes, depreciation and amortization ("EBITDA"). EBITDA is not based on accounting principles generally accepted in the United States of America, but is the performance measure used by Company management to analyze and monitor the Company and is commonly used by investors and financial analysts to compare and analyze companies. This measure may not be comparable to similarly titled financial measures of other companies, does not represent alternative measures of the Company's cash flows or operating income, and should not be considered in isolation or as a substitute for measures of performance presented in accordance with generally accepted accounting principles. Page 5 of the press release contains a reconciliation of EBITDA to Net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.


Item 12. Results of Operations and Financial Condition.

         Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by this Item 12 under Item 9 of Form 8-K, "Regulation FD Disclosure."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003


                                       KEY COMPONENTS, LLC



                                       By: /s/ Clay B. Lifflander
                                           ------------------------------------
                                           Name:  Clay B. Lifflander
                                           Title: Chief Executive Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14,  2003


                                       KEY COMPONENTS FINANCE CORP.



                                       By: /s/ Clay B. Lifflander
                                           ------------------------------------
                                           Name:  Clay B. Lifflander
                                           Title: Chief Executive Officer





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